Press Release 8.27.2019 5-year unsecured senior notes BBVA USA Bancshares, Inc. closes $600 million senior notes offering BBVA USA Bancshares, Inc., a Sunbelt-based bank holding company announced today that its wholly- owned subsidiary, BBVA USA, has closed the sale of $600 million in aggregate principal amount of its 2.500 percent unsecured senior notes (Senior Notes). The Senior Notes were sold at a price of 99.953 percent of par. The Senior Notes will mature on August 27, 2024, and will bear interest at a rate of 2.500 percent per annum, payable semi-annually in arrears on February 27 and August 27 of each year, beginning on February 27, 2020. BBVA USA intends to use the proceeds of the offering for general corporate purposes and as a source of diversification of its funding base. Goldman Sachs & Co. LLC, BBVA Securities Inc., BofA Securities, Inc., and Morgan Stanley & Co. LLC acted as joint book running managers for the offering of the Senior Notes. Additional information pertaining to BBVA USA Bancshares, Inc. fixed income issuances can be found on our website at bbvausa.com under the Investor Relations tab. CONTACT DETAILS: Christina Anderson Ed Bilek External Communications Investor Relations Tel. 205 524 5214 Tel. 205 297 3331 christina.anderson@bbva.com ed.bilek@bbva.com For more BBVA news visit, www.bbva.com and the U.S. Newsroom. Additional news updates can be found via Twitter and Instagram. For more financial information about BBVA in the U.S., visit bbvausa.investorroom.com.

8.27.2019 About BBVA BBVA Group BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market and is the largest financial institution in Mexico. It has leading franchises in South America and the Sunbelt Region of the United States. It is also the leading shareholder in Turkey’s BBVA Garanti. BBVA’s purpose is to bring the age of opportunities to everyone, based on our customers’ real needs: provide the best solutions, helping them make the best financial decisions, through an easy and convenient experience. The institution rests in solid values: Customer comes first, we think big and we are one team. BBVA’s responsible banking model aspires to achieve a more inclusive and sustainable society. On March 28, 2019, BBVA filed its annual report on Form 20-F for the year ended December 31, 2018, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2018, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com. BBVA USA In the U.S., BBVA is a Sunbelt-based financial institution that operates 642 branches, including 330 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 17 in New Mexico. The bank ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). In the U.S., BBVA has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 8th nationally in terms of dollar volume of SBA loans originated in fiscal year 2018. Forward-Looking Statements Certain statements in this press release may contain forward-looking statements about BBVA USA Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward- looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2019, as updated by our subsequent SEC filings.